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                                                                  EXHIBIT 10.10



                          SUBSIDIARY PLEDGE AGREEMENT


         THIS SUBSIDIARY PLEDGE AGREEMENT (this "Agreement"), dated as of May 31, 1995, between TRUCARE HEALTH SYSTEMS, INC., a Texas Corporation ("Trucare"), TRUCARE PHYSICAL THERAPY SERVICES, INC., a Texas corporation ("Trucare Physical") (Trucare and Trucare Physical are hereinafter referred to individually as a "Subsidiary" and, collectively, as the "Subsidiaries") and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING"), as Agent (in such capacity, the "Agent") for itself and the other lenders (ING and such other lenders, collectively, the "Lenders") as are, or may become, parties to the Credit Agreement (as defined below).


                              W I T N E S S E T H:


RECITALS.


         A. MHI Acquisition Corporation I, a Delaware corporation ("Mergerco I"), Milestone Healthcare, Inc., a Delaware corporation ("Milestone"), the Lenders and the Agent have entered into a Credit Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make a Term Loan to Mergerco I and make available Revolving Loans to Mergerco I, all as more specifically set forth in the Credit Agreement; and

         B. Immediately subsequent to the initial borrowing by Mergerco I under the Credit Agreement, Mergerco I shall be merged with and into Milestone (the "Merger") with Milestone surviving such Merger, assuming all of the obligations of Mergerco I under the Credit Agreement, and thereafter becoming the Borrower under the Credit Agreement (Mergerco I and Milestone, collectively, the "Borrower"); and

         C. The Borrower is the owner of one hundred percent (100%) of the issued and outstanding capital stock of Trucare; and

         D. Trucare is the owner of one hundred percent (100%) of the outstanding capital stock of (i) Trucare Rehabilitation Services, Inc., a Texas corporation ("Trucare Rehabilitation") and (ii) Trucare Physical; and

         E. Trucare Physical is the owner of (i) a 50% partnership interest in Toronto Associates, a Texas partnership ("Toronto Associates") and
(ii) a 25% partnership interest in Quebec Associates, a Texas partnership ("Quebec Associates"); and
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         F.      The Term Loan and the Revolving Loans (collectively, the
"Loans") will be made for the purpose of, among other things, paying the Merger consideration and funding the ongoing working capital needs of the Borrower; and

         G. The extensions of credit to the Borrower will inure to the benefit of the Subsidiaries, directly or indirectly; and

         H. In connection with and as a condition precedent to the making of the Loans under the Credit Agreement, the Lenders are requiring that (a) the Subsidiaries execute and deliver a guaranty (the "Subsidiary Guaranty") pursuant to which the Subsidiaries shall guaranty payment and performance of the Obligations of the Borrower to the Agent and the Lenders and (b) the Subsidiaries secure their respective obligations under the Subsidiary Guaranty by granting to the Agent, for its benefit and the ratable benefit of the Lenders, a continuing security interest in all of the Collateral (as defined below) pursuant to this Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Lenders to make Loans to the Borrower pursuant to the Credit Agreement, each of the Subsidiaries agrees with the Agent, for the ratable benefit of the Agent and the Lenders, as follows:

                                   ARTICLE 1


                                  DEFINITIONS



                 SECTION 1.1. Certain Terms. In addition to the terms defined in the preamble and recital paragraphs hereof, the following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                 "Collateral" means, collectively, (a) the Initial Pledged Shares; (b) all Pledged Shares issued from time to time; (c) the Initial Pledged Interests; (d) all Pledged Interests issued or acquired from time to time; (e) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Agreement; and (f) all proceeds of any of the foregoing.

                 "Default" means any Event of Default or any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

                 "Distributions" mean all stock dividends, partnership distributions (other than distributions made in cash), liquidating dividends, shares of stock or partnership interests resulting from




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stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to (i) any Pledged Shares or other shares of capital stock constituting Collateral, or (ii) any Pledged Interests or other partnership interests constituting Collateral, but shall not mean Dividends.

                 "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus or with respect to any Pledged Interests made out of partnership income.

                 "Event of Default" means any event described in Section 5.1.

                 "Initial Pledged Interests" means the partnership interests of Toronto Associates and Quebec Associates more particularly described in Attachment 1 hereto.

                 "Initial Pledged Shares" means the capital stock of Trucare Rehabilitation and Trucare Physical more particularly described in Attachment 2 hereto.

                 "Pledged Interests" means the Initial Pledged Interests and all other partnership interests or ownership interests in Toronto Associates and Quebec Associates, if any, which are pledged by Trucare Physical to the Agent as Pledged Property hereunder.

                 "Pledged Property" means, collectively, (a) all Pledged Shares and all Dividends, Distributions, securities, cash, instruments, interest payments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and (b) all Pledged Interests and all Dividends, Distributions, securities, cash, instruments, interest payments and other payments property or proceeds from time to time received, or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests, including without limitation any additional partnership interests or ownership interests from time to time acquired by Trucare Physical in any manner.

                 "Pledged Shares" means the Initial Pledged Shares and all other shares of capital stock of Trucare Rehabilitation and Trucare Physical, if any, which are delivered by Trucare to the Agent as Pledged Property hereunder.

                 "ratable" or "ratably" means, in the context of a distribution of Collateral or a distribution of proceeds of any of the Collateral, an allocation of such Collateral or proceeds among the Lenders pro rata in accordance with their respective portion





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of the aggregate dollar amount of the Secured Obligations to which the distribution is being applied.

                 "Secured Obligations" means, with respect to any Subsidiary, the obligations of such Subsidiary under the Subsidiary Guaranty.

                 "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

                 SECTION 1.2. Credit Agreement Definitions, Cross-References, Etc. Capitalized terms used herein (including the preamble and recitals hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in this Agreement, the Credit Agreement, the Subsidiary Guaranty or any other Loan Document to this "Agreement" or the "Subsidiary Pledge Agreement" shall mean this Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative. References in this Agreement to any Section, unless otherwise specified, are references to such Section of this Agreement, and references in such Section to any clause, unless otherwise specified, are references to such clause of such Section.

                 SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE 2


                                     PLEDGE


                 SECTION 2.1. Grant of Security Interest. Each of the Subsidiaries hereby pledges, assigns, charges, mortgages, delivers and transfers to the Agent, for its benefit and the ratable benefit of the Lenders, and hereby grant to the Agent, for its benefit and the ratable benefit of the Lenders, a continuing security interest in and to, all of the Collateral.

                 SECTION 2.2. Security for Secured Obligations. This Agreement and the Collateral secure the payment in full and performance of all Secured Obligations.

                 SECTION 2.3. Delivery of Pledged Property; Registration of Pledge, Transfer, Etc. All certificates and instruments representing or evidencing any Collateral, including without limitation all Pledged Shares and any certificates evidencing Pledged Interests, shall be delivered to and held by or on behalf





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of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and, if the Agent shall so request, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. Upon an Event of Default, the Agent shall have the right, at any time without notice to the Subsidiaries, to transfer to, or to register in the name of the Agent or any of its nominees, any or all of the Pledged Shares and the Pledged Interests (to the extent the Pledged Interests are certificated in registered form), subject only to the revocable rights of the Subsidiaries specified in Section
4.6. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares or Pledged Interests for certificates or instruments of smaller or larger denominations to be issued in the same name as the shares being exchanged.

                 SECTION 2.4. Dividends on Pledged Shares or Pledged Interests. In the event that any Dividend is to be paid on any Pledged Share or Pledged Interest at a time when no Default or Event of Default has occurred and is continuing or would result therefrom and such Dividend is otherwise permitted by the Credit Agreement, such Dividend may be paid directly to the respective Subsidiary.

                 SECTION 2.5. No Duty to Agent. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Beyond reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or from any diminution in the value thereof, by reason of the act or omission of any carrier, forwarding agency, or other agent selected by the Agent in good faith.

                 SECTION 2.6. Continuing Security Interest; Transfer of Secured Obligation. This Agreement shall:

                 (a)    create a continuing security interest in the Collateral;





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                 (b)     remain in full force and effect until the later of
         the payment in full and performance of all Secured Obligations (other than those Secured Obligations that are contingent and survive the termination of the Credit Agreement as provided in Section 9.5 therein) or the termination of the Credit Agreement;


                 (c) be binding upon each of the Subsidiaries and their respective administrators, successors and assigns, provided that the Subsidiaries may not assign any of their respective rights or obligations hereunder without the prior written consent of the Agent; and


                 (d) inure to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns.

Without limiting the foregoing, any Lender may assign or otherwise transfer any Note, Loan or other Secured Obligation, held by it to any other Person, in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted
herein.   Upon the occurrence of the last event described in subsection 2.6(b)
above, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the respective Subsidiary. Upon any such termination, the Agent will, at the expense of the Subsidiaries, deliver all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Interests, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Subsidiaries, at the expense of the Subsidiaries, such documents as the Subsidiaries shall reasonably request to evidence such termination.



                                   ARTICLE 3


                         REPRESENTATIONS AND WARRANTIES


                 SECTION 3.1. Warranties, Etc. Each of the Subsidiaries represents and warrants unto the Agent and each Lender that as at the date of each pledge hereunder (including each pledge of Pledged Shares and Pledged Interests) by the Subsidiaries to the Agent of any Collateral:

                 (a) Such Subsidiary has full power and authority to enter into and perform its obligations under this Agreement and to pledge its Collateral hereunder.


                 (b) The execution, delivery and performance of this Agreement by such Subsidiary, and the pledge of its Collateral hereunder do not and will not conflict with, result in any violation of, or constitute any default under,





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         any provision of any Instrument to which such Subsidiary is party or any law or government regulation or court decree or order and will not result in or require the creation or imposition of any Lien on any property of such Subsidiary pursuant to the provisions of any such Instrument. This Agreement is the legal, valid and binding obligation of such Subsidiary, enforceable in accordance with its terms subject to the effect of


                         (i) any applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally; and


                         (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).


                 (c) Trucare is and will be at all times the legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will at all times have full right and authority to pledge and assign) all Pledged Shares, free and clear of all Liens or other charges or encumbrances, except the Lien granted pursuant hereto in favor of the Agent.


                 (d) Trucare Physical is and will be at all times the legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will not at all times have full right and authority to pledge and assign) all Pledged Interests, free and clear of all Liens or other charges or encumbrances, except the Lien granted pursuant hereto in favor of the Agent.


                 (e) The delivery of the Collateral (including the delivery of the Initial Pledged Shares and, if applicable the Initial Pledged Interests) to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action is necessary to perfect or protect such security interest, except that the filing of a financing statement, the taking of possession or some other action may be required under Section 9-306 of the U.C.C. to perfect a security interest in certain proceeds of the Collateral that do not constitute Pledged Shares or other instruments (as such term is defined in Article 9 of the U.C.C.).


                 (f) All of the Pledged Shares have been duly authorized and validly issued, and are fully paid, and nonassessable, and all of the Pledged Interests have been duly authorized and validly issued by appropriate partnership action.





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                 (g)     Trucare Physical has the right and authority to
         pledge, assign, transfer, deliver, deposit and set over the Pledged Interests to the Agent as provided herein under the respective partnership agreements governing the Pledged Interests and under applicable Texas partnership laws.


                 (h) The Initial Pledged Shares constitute, and at all times hereafter the Pledged Shares will constitute, 100% of all of the issued and outstanding shares of Stock of the Borrower.


                 (i) The Initial Pledged Interests constitute, and at all times hereafter the Pledged Interests will constitute, 100% of the partnership interests in Toronto Associates and Quebec Associates that are owned by Trucare Physical.


                 (j) No authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is or will be required either:


                         (i) for the pledge by such Subsidiary of any Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Subsidiary, or


                         (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement, or (except, with respect to any Pledged Shares or Pledged Interests, as may be required in connection with a disposition of such Pledged Shares or Pledged Interests by laws affecting the offering and sale of securities generally) the remedies in
                 respect of the Collateral      pursuant to this Agreement.



                                   ARTICLE 4


                                   COVENANTS


                 SECTION 4.1. Protect Collateral; Further Assurances, Etc. Each of the Subsidiaries will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Agent hereunder). Each of the Subsidiaries will warrant and defend the right, title and security interest herein granted to the Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each of the Subsidiaries agrees that at any time, and from time to time, at the expense of the Subsidiaries, each of the Subsidiaries will promptly execute and deliver all further Instruments, and take all





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further action, that may be necessary, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                 SECTION 4.2. Issuance of Stock, Additional Partnership Interests, Etc. Trucare will not, subsequent to the date of this Agreement, without the prior written consent of the Required Lenders, cause or permit either Trucare Rehabilitation or Trucare Physical to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of Stock or issue any additional shares of Stock or sell or transfer any treasury Stock. Trucare Physical will not, subsequent to the date of this Agreement, without the prior written consent of the Required Lenders, cause or permit either of Toronto Associates or Quebec Associates to issue or sell any additional partnership interests in Toronto Associates or Quebec Associates, other than any such as are expressly permitted under the terms of the respective partnership agreements of Toronto Associates and Quebec Associates as in effect on the date hereof, and Trucare Physical shall not subject the Pledged Interests to any rights of first refusal or preemptive rights other than those in existence on the date hereof pursuant to the terms of the respective partnership agreements of Toronto Associates and Quebec Associates.

                 SECTION 4.3. Taxes. The Subsidiaries will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become Liens upon any of the Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP.

                 SECTION 4.4. Stock Powers, Instruments of Assignment, Etc. Each of the Subsidiaries agrees that all Pledged Shares (and all other shares of Stock constituting Collateral) delivered by Trucare pursuant to this Agreement will be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and, if the Agent shall so request, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. Trucare will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Default, promptly transfer any Pledged Shares or other shares of Stock constituting Collateral into the name of the Agent or any nominee designated by the Agent.





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                 SECTION 4.5.     Continuous Pledge.  Subject to Section 2.4,
each of the Subsidiaries will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares, all Pledged Interests, all Dividends and Distributions with respect thereto, and all other Collateral.

                 SECTION 4.6. Voting Rights; Dividends, Etc. Each of the Subsidiaries agrees to deliver all Distributions at any time received by it to the Agent to be held as Collateral hereunder and, in addition, to deliver (properly endorsed where required hereby or requested by the Agent) to the
Agent:

                 (a) after any Default or an Event of Default shall have occurred and be continuing or if any Default or Event of Default shall occur as a result thereof, promptly upon receipt thereof by such Subsidiary and without any request therefor by the Agent, all Dividends (except for Dividends to the Subsidiaries for the payment of federal and state income tax liability in respect to the net income of the Person declaring such Dividend), all of which shall be held by the Agent as additional Collateral for use in accordance with Section 5.5; and

                 (b) after any Event of Default shall have occurred and be continuing, promptly upon request of the Agent, such proxies and other documents as may be necessary to allow the Agent to exercise the voting power with respect to any share of Stock constituting Collateral;

provided, however, that unless an Event of Default shall have occurred and be continuing or result therefrom and such Subsidiary shall have received notice from the Agent that it shall no longer be entitled to do so, such Subsidiary shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Credit Agreement or any other Loan Document (including this Agreement) the voting powers and all other incidental rights of ownership with respect to any Pledged Shares or other shares of Stock of Pledged Interests constituting Collateral (subject to such Subsidiary's obligation to deliver to the Agent such Pledged Shares and other shares and Pledged Interests in pledge hereunder); provided, further however, that unless a Default or an Event of Default shall have occurred and be continuing or result therefrom, such Subsidiary shall be entitled to the receipt of all Dividends in accordance with Section 2.4 to the extent such Dividends were permitted to be paid pursuant to the Credit Agreement.

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by such Subsidiary but which such Subsidiary is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by such Subsidiary separate and apart from its other property in trust for the Agent.





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The Agent agrees that unless an Event of Default shall have occurred and be continuing, the Agent shall, upon the written request of either Subsidiary, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Subsidiary which are necessary to allow such Subsidiary to exercise voting power with respect to any share of Stock (including Pledged Shares) or Pledged Interest constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by such Subsidiary that would impair in any material respect any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement).

                 SECTION 4.7. Additional Information. The Subsidiaries will furnish to the Agent and the Lenders written notice of the occurrence of any event which would make any representation contained in Article 3 untrue at such time.


                               ARTICLE ARTICLE 5


                          EVENTS OF DEFAULT; REMEDIES


                 SECTION 5.1. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                 (a) if there shall occur any Event of Default under the Credit Agreement;


                 (b) if any of the Collateral shall be attached or levied upon or seized in any legal proceeding, or held by virtue of any Lien or distress; or


                 (c) if any representation or warranty of either of the Subsidiaries set forth herein or in the Subsidiary Guaranty shall be untrue in any material respect or if either of the Subsidiaries shall default in the due performance and observance of any covenant contained herein and such default shall continue unremedied for a period of ten (10) days after notice thereof shall have been given to the Subsidiaries by the Agent.


                 SECTION 5.2. Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Agent shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Agent of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Without limitation of the above, the Agent may, or upon direction of the Required Lenders, shall, whenever an Event of Default shall have





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occurred and be continuing, without prior notice to the Subsidiaries, take all or any of the following actions:

                 (a) transfer all or any part of the Collateral into the name of the Agent or its nominee, without disclosing that such Collateral is subject to the Lien hereunder;


                 (b) notify the parties of the obligation on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder;


                 (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;


                 (d) endorse any checks, drafts, or other writings in the name of the Subsidiaries to allow collection of the Collateral;


                 (e)     take control of any proceeds of the Collateral; and


                 (f) execute (in the name, place and stead of the Subsidiaries) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.


                 SECTION 5.3. Attorney-in-Fact. Each of the Subsidiaries hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the respective Subsidiary, the Agent, the Lenders or otherwise, for the sole use and benefit of the Agent and the Lenders, but at the expense of the Subsidiaries, upon the occurrence and during the continuation of an Event of Default to take any action and to execute any Instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

                 SECTION 5.4. Private Sales. (a) Trucare recognizes that the Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Trucare acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed





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to have been made in a commercially reasonable manner.  The Agent shall be under no obligation to delay sale of any of the Pledged Shares for the period of time necessary to permit Trucare Rehabilitation or Trucare Physical to register such securities for public sale under the Securities Act, or under applicable state securities law, even if the Borrower would agree to do so.

                 (b) Trucare further agrees to use its best efforts, after the occurrence and during the continuance of an Event of Default, to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 5.4 valid and binding and in compliance with any and all other applicable Requirements of Law.

                 SECTION 5.5. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 9.3 of the Credit Agreement and Section 5.6 of this Agreement) in whole or in part by the Agent against, all or any part of the Secured Obligations in the following order:

                 (a) first, ratably, to the unpaid interest (including post-petition interest) accrued and then due or owing on the Secured Obligations and to the aggregate amount of fees described in Section
         2.3 of the Credit Agreement which have accrued  and are unpaid;


                 (b) second, ratably, among holders of the Notes, on account of all principal of any Secured Obligations then due or owing; and


                 (c) third, to any other Secured Obligations then due or owing.

Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, termination of the Commitments shall be paid over to the Subsidiaries or to whomsoever may be lawfully entitled to receive such surplus.


                 SECTION 5.6. Indemnity and Expenses. Each of the Subsidiaries hereby indemnifies and holds harmless the Agent and the Lenders from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Agent's gross negligence or willful misconduct. Upon demand, the Subsidiaries will pay, or cause to be paid, to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with:

                 (a)     the administration of this Agreement;


                 (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;


                 (c) the exercise or enforcement of any of the rights of the Agent hereunder and any action taken by the Agent under Section 6.4; and


                 (d) the failure by either of the Subsidiaries to perform or observe any of the provisions hereof.



                                   ARTICLE 6


                                 MISCELLANEOUS


                 SECTION 6.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 9 thereof.

                 SECTION 6.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departures by either of the Subsidiaries herefrom shall in any event be effective unless the same shall be in writing, signed by the Agent and consented to in writing by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

                 SECTION 6.3. Obligations Not Affected. The obligations of each of the Subsidiaries under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                 (a) any amendment or modification or addition or supplement to the Credit Agreement, any Note, any other Loan Document, any Instrument delivered in connection therewith or any assignment or transfer thereof;


                 (b) any exercise, non-exercise or waiver by the Agent or any Lender of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Credit Agreement, or any other Loan Document;

                 (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Credit Agreement
         or any other Loan Document or any assignment or transfer of    any
         thereof; or


                 (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Borrower, either of the Subsidiaries or any other Person, whether or not the Subsidiaries shall have notice or knowledge of any of the foregoing.


                 SECTION 6.4. Protection of Collateral. The Agent may from time to time, at its option, perform any act which a Subsidiary agrees hereunder to perform and which such Subsidiary shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                 SECTION 6.5. Addresses for Notices. All notices and other communications provided for hereunder to any party hereto shall be given in the manner provided in Section 9.4 of the Subsidiary Guaranty.

                 SECTION 6.6. Governing Law; Jurisdiction. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                 (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (AND EACH SUBSIDIARY AGREES THAT SUCH JURISDICTION WILL BE EXCLUSIVE WITH RESPECT TO CLAIMS BROUGHT BY SUCH SUBSIDIARY AGAINST THE AGENT OR ANY LENDER), AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                 (c) Each of the Subsidiaries hereby irrevocably designates, appoints and empowers CT Corporation System, whose present address is 1633 Broadway, New York, New York 10019, as its authorized agent to receive, for and on its behalf and on behalf of its property, service of process in the State of New York when and as such legal actions or proceedings may be brought in the courts of the State of New York or of the United States of America sitting in the Southern District of New York, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to the such Subsidiary, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to the such Subsidiary, at the address set forth below, but the failure of such Subsidiary to receive such copy shall not affect in any way the service of said process on said agent as the agent of such Subsidiary. Each of the Subsidiaries irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to such Subsidiary at its address set forth below, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Each of the Subsidiaries agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of each of the Subsidiaries and its properties and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of New York on its behalf, it shall promptly appoint a successor so to serve and shall advise the Agent and the Lenders thereof (and shall furnish to the Agent the consent of any successor agent so to act). Nothing in this Section 6.6 shall affect the right of the Agent or any Lender to bring proceedings against either of the Subsidiaries in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

                 SECTION 6.7. Waiver of Jury Trial, Etc. THE AGENT, THE LENDERS AND EACH OF THE SUBSIDIARIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE AGENT, SUCH LENDERS, OR EITHER OF THE SUBSIDIARIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND SUCH LENDERS ENTERING INTO THE CREDIT AGREEMENT.

                 SECTION 6.8. Limitation of Liability. Neither the Agent, the Lenders nor any Affiliate thereof, shall have any liability with respect to, and EACH OF THE SUBSIDIARIES HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY THE SUBSIDIARIES IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH.

                 SECTION 6.9. Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Subsidiaries and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of each of the Subsidiaries and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to each of the Subsidiaries and each Lender.

                 SECTION 6.10. Effectiveness of Execution and Delivery by Certain Parties. This Agreement shall be deemed executed and delivered by Trucare and Trucare Physical immediately upon effectiveness of the Merger.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.



                                       TRUCARE HEALTH SYSTEMS, INC.



                                       By:  /s/ William A. Brosius
                                            ----------------------------------
                                            Name:
                                            Title:


                                       TRUCARE PHYSICAL THERAPY
                                       SERVICES, INC.



                                       By:  /s/ William A. Brosius
                                            ----------------------------------
                                            Name:
                                            Title:


                                       INTERNATIONALE NEDERLANDEN (U.S)
                                         CAPITAL CORPORATION



                                       By:  /s/
                                            ----------------------------------
                                            Name:
                                            Title:

                                                                    ATTACHMENT 1
                                                (to Subsidiary Pledge Agreement)


                           INITIAL PLEDGED INTERESTS


  Name of         Type of       Percentage    Capital
Partnership       Interest       Interest    Investment       Owner
- -----------       --------      ----------   ----------     ---------
Toronto           General        50%          [$____]        Trucare
Associates        Partner                                    Physical Therapy
                                                             Services,
                                                             Inc.

Quebec            General        25%          [$____]        Trucare
Associates        Partner                                    Physical Therapy
                                                             Services,
                                                             Inc.

                                                                    ATTACHMENT 2
                                                (to Subsidiary Pledge Agreement)



                             INITIAL PLEDGED SHARES


                              Class of      Number of  Certificate
         Issuer             Capital Stock    Shares     Number(s)     Owner
         ------             -------------    ------     ---------     -----
 Trucare Physical Therapy     [Common]        1,000        003        Trucare
 Services, Inc.                                                       Health
                                                                      Systems,

 Trucare Rehabilitation       [Common]        4,000        003        Trucare
 Services, Inc.                                                       Health
                                                                      Systems,
                                                                      Inc.

                           ACKNOWLEDGMENT AND CONSENT



                 TRUCARE REHABILITATION SERVICES, INC., a Texas Corporation, which is "Trucare Rehabilitation" referred to in the foregoing Subsidiary Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.



                                        TRUCARE REHABILITATION SERVICES, INC.



                                        By:  /s/ William A. Brosius
                                             ----------------------------------
                                             Name:
                                             Title:

                           ACKNOWLEDGMENT AND CONSENT



                 TRUCARE PHYSICAL THERAPY SERVICES, INC., a Texas corporation, which is "Trucare Physical" referred to in the foregoing Subsidiary Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.



                                       TRUCARE PHYSICAL THERAPY SERVICES, INC.



                                       By:  /s/ William A. Brosius
                                            -----------------------------------
                                                Name:
                                                Title:

                           ACKNOWLEDGMENT AND CONSENT



                 TORONTO ASSOCIATES, a Texas partnership, which is "Toronto Associates" referred to in the foregoing Subsidiary Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.



                                      TORONTO ASSOCIATES



                                      By:
                                           ------------------------------------
                                           Name:
                                           Title:

                           ACKNOWLEDGMENT AND CONSENT



                 QUEBEC ASSOCIATES, a [Texas] partnership, which is "Quebec Associates" referred to in the foregoing Subsidiary Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.



                                         QUEBEC ASSOCIATES



                                         By:  /s/ William A. Brosius
                                              ---------------------------------
                                              Name:
                                              Title: